MNB BANCSHARES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

                                                                      June 30,           December 31,
                                                                        2001                 2000
                                                                               (Unaudited)
ASSETS
  Cash and cash equivalents                                           $6,285,007           $3,833,693

Investment securities:
  Held-to-maturity at amortized cost                                     899,089              914,309
    (estimated fair value of $905,000
    and $916,000 respectively)
  Available-for-sale at estimated fair value                          38,942,820           45,275,452
Loans, net                                                           100,225,954           94,057,104
Premises and equipment, net                                            2,176,184            2,253,729
Other assets                                                           6,319,878            6,562,566

     Total assets                                                   $154,848,932         $152,896,853

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Deposits                                                          $130,661,252         $130,186,060
  Other borrowings                                                     6,223,367            6,497,740
  Accrued expenses, taxes and other liabilities                        2,325,576            1,537,127
     Total liabilities                                               139,210,195          138,220,927

Stockholders' equity:
  Common stock, $.01 par, 3,000,000 shares authorized,
     1,563,905 and 1,534,828 shares issued and outstanding
     at 2001 and 2000, respectively                                       15,639               15,348
  Additional paid in capital                                           9,737,322            9,634,291
  Retained earnings                                                    5,358,779            4,931,576
  Accumulated other comprehensive income                                 636,064              214,581


                                    Page 3

  Unearned employee benefits                                           (109,067)            (119,870)
     Total stockholders' equity                                       15,638,737           14,675,926

     Total liabilities and stockholders' equity                     $154,848,932         $152,896,853

See accompanying notes to condensed consolidated financial statements.


MNB BANCSHARES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
(UNAUDITED)

                                                                              For the Three Months
                                                                                 Ended June 30,
                                                                            2001                 2000
Interest income:
  Loans                                                                  $2,158,951           $1,987,388
  Investment securities                                                     596,573              630,659
  Other                                                                      36,862               31,869
     Total interest income                                                2,792,386            2,649,916

Interest expense:
  Deposits                                                                1,369,600            1,178,306
  Borrowed funds                                                             97,996              286,928
     Total interest expense                                               1,467,596            1,465,234

     Net interest income                                                  1,324,790            1,184,682

Provision for loan losses                                                    39,500               20,000

     Net interest income after


                                    Page 4

     provision for loan losses                                            1,285,290            1,164,682

Noninterest income:
  Fees and service charges                                                  294,935              278,339
  Gains on sale of loans                                                     86,216               25,472
  Gains (losses) on sale of investments                                           -             (30,368)
  Gains on sale of foreclosed and repossessed assets                         18,958                    -
  Other                                                                      13,497               11,863
     Total noninterest income                                               413,606              285,306

Noninterest expense:
  Compensation and benefits                                                 579,017              545,004
  Occupancy and equipment                                                   177,448              167,066
  Amortization                                                               64,509               53,492
  Data processing                                                            40,086               34,296
  Other                                                                     339,105              302,786
     Total noninterest expense                                            1,200,165            1,102,644

     Earnings before income taxes                                           498,731              347,344

Income tax expense                                                          153,823              109,079

     Net earnings                                                          $344,908             $238,265

Earnings per share:
     Basic                                                                    $0.22                $0.16
     Diluted                                                                  $0.22                $0.15

Dividends per share                                                         $0.0625              $0.0595

See accompanying notes to condensed consolidated financial statements.


MNB BANCSHARES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
(UNAUDITED)

                                                                   For the Six Months
                                                                     Ended June 30,
                                                                2001                2000
Interest income:
  Loans                                                      $4,318,939          $3,893,213
  Investment securities                                       1,235,550           1,238,588
  Other                                                          70,825              64,629
     Total interest income                                    5,625,314           5,196,430

Interest expense:
  Deposits                                                    2,840,597           2,326,342
  Borrowed funds                                                206,704             510,490
     Total interest expense                                   3,047,301           2,836,832

     Net interest income                                      2,578,013           2,359,598

Provision for loan losses                                        64,500              35,000

     Net interest income after
     provision for loan losses                                2,513,513           2,324,598

Noninterest income:
  Fees and service charges                                      561,892             492,145


                                    Page 6

  Gains on sale of loans                                        134,227              39,790
  Gains (losses) on sale of investments                               -            (30,368)
  Gains on sale of foreclosed and repossessed assets             17,213                   -
  Other                                                          26,942              28,881
     Total noninterest income                                   740,274             530,448

Noninterest expense:
  Compensation and benefits                                   1,159,498           1,100,902
  Occupancy and equipment                                       360,451             328,785
  Amortization                                                  131,114             109,080
  Data processing                                                76,076              69,357
  Other                                                         640,587             574,603
     Total noninterest expense                                2,367,726           2,182,727

     Earnings before income taxes                               886,061             672,319

Income tax expense                                              265,188             213,343

     Net earnings                                              $620,873            $458,976

Earnings per share:
     Basic                                                        $0.40               $0.30
     Diluted                                                      $0.39               $0.30

Dividends per share                                              $0.125              $0.119

See accompanying notes to condensed consolidated financial statements.

MNB BANCSHAES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

                                                                                                 For the Six Months
                                                                                                    Ended June 30,
                                                                                               2001                 2000
Net cash provided by operating activities                                                    $268,230           $1,919,875

INVESTING ACTIVITIES
  Net increase in loans                                                                    (5,224,129)          (6,252,114)
  Maturities and prepayments of investments held to maturity                                   14,180              387,416
  Maturities and prepayments of investments available for sale                              7,225,004            7,498,412
  Proceeds from sale of investments available for sale                                              -            2,280,547
  Purchase of investments available for sale                                                 (205,333)         (11,468,211)
  Purchases of premises and equipment, net                                                    (72,326)            (148,080)
  Proceeds from sale of foreclosed assets                                                     326,042               27,190
  Improvements of real estate owned                                                            (1,628)              (8,659)
     Net cash provided by (used in) investing activities                                    2,061,810           (7,683,499)

FINANCING ACTIVITIES
  Net increase in deposits                                                                    475,192            2,014,035
  Federal Home Loan Bank borrowings                                                        34,530,000           76,795,000
  Federal Home Loan Bank repayments                                                       (34,648,570)         (74,188,570)



                                    Page 8

  Proceeds (repayments) on note payable                                                      (145,000)             105,000
  Purchase of treasury stock                                                                        -              (45,448)
  Issuance of common stock under stock option plan                                            103,322                3,142
  Payment of dividends                                                                       (193,670)            (180,833)
     Net cash used in financing activities                                                    121,274            4,502,326
  Net increase (decrease) in cash and cash equivalents                                      2,451,314           (1,261,298)
  Cash and cash equivalents at beginning of period                                          3,833,693            4,315,013
  Cash and cash equivalents at end of period                                               $6,285,007           $3,053,715

Supplemental disclosure of cash flow information:
   Cash paid during period for interest                                                    $3,025,000           $2,733,000
   Cash paid during period for taxes                                                         $250,000             $167,000

Supplemental schedule of noncash investing activities:
   Transfer of loans to real estate owned                                                     $75,000             $199,000

SEE ACCOMPANYING NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.



                      MNB BANCSHARES, INC. AND SUBSIDIARIES
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.      INTERIM FINANCIAL STATEMENTS

        The condensed consolidated financial statements of MNB Bancshares, Inc. (the "Company") and subsidiaries have been prepared in accordance with the instructions to Form 10-Q. To the extent that information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements are contained in or consistent with the consolidated audited financial statements incorporated by reference in the Company's Form 10-K for the year ended
December 31, 2000, such information and footnotes have not been duplicated herein. In the opinion of management, all adjustments, consisting of normal recurring accruals, considered necessary for a fair presentation of financial statements have been reflected herein. The December 31, 2000 condensed consolidated balance sheet has been derived from the audited consolidated balance sheet as of that date. The results of the interim periods ended June
30, 2001 are not necessarily indicative of the results expected for the year ending December 31, 2001.

2.       EARNINGS PER SHARE

         Basic earnings per share have been computed based upon the weighted average number of common shares outstanding during each year. Diluted earnings per share include the effect of all potential common shares outstanding during each year. Earnings per share for all periods presented have been adjusted to give effect to the 5% stock dividends paid by the Company annually since 1994.

         The shares used in the calculation of basic and diluted income per share are shown below:


                                                            For the six months               For the three months
                                                              ended June 30,                     ended June 30,
                                                             2001              2000             2001             2000
          Weighted average common
              shares outstanding
                                                        1,558,925         1,517,690        1,563,905        1,516,115
          Stock options                                    17,118            32,422           13,699           32,151
          Total                                         1,576,043         1,550,112        1,577,604        1,548,266

3.       COMPREHENSIVE INCOME

         The Company's only component of other comprehensive income is the unrealized holding gains and losses on available for sale securities.

                                                                         For the six months            For the three months
                                                                            ended June 30,                ended June 30,
                                                                          2001            2000           2001             2000
           Net earnings                                               $620,873         458,976        344,908          238,265
           Unrealized holding gains (losses)                           679,813         (37,182)       (20,549)         109,856
            Less - reclassification adjustment for
                loss included in net earnings                                -         (30,368)             -          (30,368)
                    Net unrealized gains (losses)                      679,813          (6,814)       (20,549)         140,224
           Income tax expense (benefit)                                258,330          (2,589)        (7,809)          41,745
           Total comprehensive income                               $1,042,356         454,751        332,168          336,744

MNB BANCSHARES, INC. AND SUBSIDIARIES
MANAGEMENT'S DISCUSSION AND ANALYSIS
OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS


         GENERAL. MNB Bancshares, Inc. is a bank holding company incorporated under the laws of the State of Delaware and is engaged in the banking business through its wholly-owned subsidiary, Security National Bank. The home office for the Bank is Manhattan, Kansas, with additional branch locations in Auburn, Manhattan, Osage City, Topeka and Wamego, Kansas. On January 6, 2000, we opened an in-store supermarket branch in Manhattan. We also completed the purchase of the Wamego and Osage City branches of Commercial Federal Bank on July 21, 2000, which had total deposits of $14 million and total loans of $1 million. The acquisition and related costs of the acquisition resulted in a premium of approximately $787,000, which is being amortized over 15 (straight-line) years.

         We announced on April 19, 2001, an agreement to enter into a merger of equals with Landmark Bancshares, Inc. Landmark Bancshares is